Exhibit 2.

       Certification of President and Chief Executive Officer pursuant to Title 18, United States Code, Section 1350, as adopted pursuant to
                  Section 906 of The Sarbanes-Oxley Act of 2002

I, John W. Weaver, President and Chief Executive Officer of Abitibi-Consolidated Inc., (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to the best of my knowledge:

      1. The Annual Report on Form 40-F of the Company for the year ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 16, 2003


                                        /s/ John W. Weaver
                                        ----------------------------------------
                                        John W. Weaver,
                                        President and Chief Executive
                                        Officer

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.